UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 16, 2004

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Item 2. Acquisition or Disposition of Assets

On July 16, 2004, Newport Corporation, a Nevada corporation (the “Registrant”), completed its acquisition from Thermo Electron Corporation of all of the issued and outstanding capital stock of Spectra-Physics, Inc. and certain related entities, pursuant to a Stock Purchase Agreement dated May 28, 2004 (the “Stock Purchase Agreement”), which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on June 17, 2004. Spectra-Physics, Inc. and such related entities are in the business of supplying laser and photonics technology, and collectively represent substantially all of the operations of Thermo Electron Corporation’s optical technologies business.

The total purchase price for the acquisition was $300 million, comprised of (i) $200 million in cash from the Registrant’s existing cash balances, (ii) a $50 million Subordinated Promissory Note issued by the Registrant (filed as Exhibit 10.1 hereto), and (iii) 3,220,300 shares of the Registrant’s common stock (the “Shares”). The total purchase price is subject to a post-closing net asset adjustment as set forth in the Stock Purchase Agreement. The amount of the total purchase price was determined by arms-length negotiations between the Registrant and Thermo Electron Corporation. The Registrant is obligated to use commercially reasonable efforts to register the Shares within 120 days following the closing of the acquisition pursuant to a Stockholder Agreement dated July 16, 2004 between the Registrant and Thermo Electron Corporation. The Stockholder Agreement is filed as Exhibit 10.2 hereto.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of business acquired.

To be filed by amendment within seventy-five (75) days following the closing of the acquisition in accordance with Item 7(a)(4) of Form 8-K.

(b)	Pro forma financial information.

To be filed by amendment within seventy-five (75) days following the closing of the acquisition in accordance with Item 7(b)(2) of Form 8-K.

(c)	Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement dated May 28, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 17, 2004).

10.1	Subordinated Promissory Note dated July 16, 2004.

10.2	Stockholder Agreement dated July 16, 2004.

99.1	Press Release dated July 16, 2004.

Item 9. Regulation FD Disclosure

On July 16, 2004, the Registrant issued a press release regarding the acquisition of all of the issued and outstanding capital stock of Spectra-Physics, Inc. and certain related entities. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information furnished under this Item 9 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall this information and Exhibit 99.1 be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 19, 2004	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement dated May 28, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 17, 2004).

10.1	Subordinated Promissory Note dated July 16, 2004.

10.2	Stockholder Agreement dated July 16, 2004.

99.1	Press Release dated July 16, 2004.